Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
March 31, 1999



Expected B Maturity 10/16/2001


Blended Coupon 5.2618%


Excess Protection Level
3 Month Average   6.06%
March, 1999   6.59%
February, 1999   5.95%
January, 1999   5.63%


Cash Yield19.18%


Investor Charge Offs 5.12%


Base Rate 7.47%


Over 35 Day Delinquency 4.94%


Seller's Interest 6.34%


Total Payment Rate14.77%


Total Principal Balance$40,628,355,078.94


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$2,576,435,560.45